UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 9, 2025
Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
343 Allerton Ave.
South San Francisco, California 94080
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2025, Vistagen Therapeutics, Inc. (the “Company”) received notice from Cynthia L. Anderson, the Company’s Chief Financial Officer and principal financial and accounting officer, of her decision to resign from the Company effective October 15, 2025. Ms. Anderson’s decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company is conducting a search for a candidate to succeed Ms. Anderson. In connection with Ms. Anderson’s departure, the Company intends to enter into a consulting services agreement with Ms. Anderson, pursuant to which she will provide advisory services to support the transition to her successor.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, as set forth below, the Company’s stockholders: (i) elected each of the six director nominees to the Company’s Board of Directors (the “Board”); (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2026.

The matters voted upon at the 2025 Annual Meeting and the results of the voting by the Company’s stockholders are as follows:

Proposal No. 1 – Election of Directors

	For	Withheld
Margaret M. FitzPatrick, M.A. Chair and Independent Director	12,221,441	580,280
Ann M. Cunningham, MBA Non-Independent Director	12,297,524	504,197
Joanne Curley, Ph.D. Independent Director	12,403,087	398,634
Mary L. Rotunno, J.D. Independent Director	12,394,003	407,718
Jon S. Saxe, J.D., LL.M. Independent Director	12,399,240	402,481
Shawn K. Singh, J.D. President, Chief Executive Officer and Director	12,375,527	426,194

Members of the Board are elected by a plurality of the votes cast. Accordingly, each of the director nominees named above was elected to serve on the Board until the Company’s 2026 Annual Meeting of Stockholders, or until her or his successor is elected and qualified.

Proposal No. 2 – Non-Binding Advisory Vote to Approve Executive Compensation (Say-on-Pay Proposal)

	For	Against	Abstain
Votes	11,482,372	299,397	1,019,952

The vote required to approve the non-binding advisory vote on executive compensation paid to the Company’s named executive officers was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as reported in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 28, 2025.

Proposal No. 3 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	21,166,179	346,550	55,123

The vote required to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2026 was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2026.

For more information about each of the foregoing proposals, please review the Company’s definitive proxy statement, filed with the SEC on July 28, 2025.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements related to the search for a successor for Ms. Anderson, the Company's intention to enter into a consulting services agreement with Ms. Anderson, and the provision of advisory services by Ms. Anderson. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Risks that may impact the outcome of these forward-looking statements are more fully discussed in the section entitled “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2025, and Quarterly Report on Form 10-Q for the period ended June 30, 2025, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the SEC. The Company's SEC filings are available on the SEC's website at www.sec.gov. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report and should not be relied upon as representing the Company's views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: September 15, 2025	By:	/s/ Shawn K. Singh
Shawn K. Singh President and Chief Executive Officer